Exhibit  10.12
                                    RAPIDTRON

Date:        August  12,  2003
To:          Steve  Meineke
From:        John  Creel
Subject:     Amendment to Employment Agreement related to Stock Options


This will memorialize an agreement between Rapidtron, Inc. and Steve Meineke that amends the Employment Agreement dated January 17, 2003 between Rapidtron and John Creel, as amended on April 11, 2003 (the "Agreement"). Section 5.c of the Agreement is amended to extend the time for Rapidtron to adopt a stock option plan from July 31, 2003, until no later than September 15, 2003.

By signing below, each party hereby acknowledges and agrees to the foregoing amendment. Except as expressly modified herein, the Agreement shall continue in full force and effect and the parties hereby ratify and reaffirm the Agreement as modified herein.


RAPIDTRON,  INC.

By:  /s/ John  Creel
   ---------------------------------------------
     John  Creel,  President



ACKNOWLEDGED  AND  AGREED:

/s/ Steve  Meineke
------------------------------------------------
Steve  Meineke,  an  individual


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